UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
May 21, 2025
Date of report (date of earliest event reported)

FIVE POINT HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-38088	27-0599397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 FivePoint	4th Floor	Irvine	California	92618
(Address of Principal Executive Offices)				(Zip code)
(949) 349-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares	FPH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Five Point Holdings, LLC (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on May 21, 2025. There were 69,858,638 Class A common shares and 79,233,544 Class B common shares outstanding and entitled to vote at the Annual Meeting as of April 3, 2025, the record date for the Annual Meeting. Each Class A common share and each Class B common share was entitled to one vote per share. Accordingly, as of the record date, the total voting power of all of the outstanding shares entitled to vote at the Annual Meeting was 149,092,182 votes. There were present in person or represented by proxy at the Annual Meeting shareholders holding an aggregate of 136,337,820 common shares representing 91.4% of the issued and outstanding common shares of the Company entitled to vote at the Annual Meeting as determined on the record date.
At the Annual Meeting, the shareholders of the Company elected each of the Company’s three nominees for director, with voting results as follows:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
William Browning	120,453,963	4,602,751	11,281,106
Sam Levinson	124,996,554	60,160	11,281,106
Michael Rossi	120,226,720	4,829,994	11,281,106
Based on the foregoing votes, each of the three nominees named in the table above was elected and will serve as a director until the 2028 annual meeting of shareholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal.
The shareholders of the Company also approved, on a non-binding advisory basis, the compensation paid to the Company's named executive officers, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
124,593,574	441,132	22,008	11,281,106
The shareholders of the Company also ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
136,178,128	132,966	26,726	—

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: May 23, 2025

FIVE POINT HOLDINGS, LLC

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Operating Officer, Chief Legal Officer, Vice President and Secretary